SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 30, 2003
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-103244 (Commission File No.)	33-0639768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Signatures
Exhibit Index
EXHIBIT 1.4
EXHIBIT 4.9
EXHIBIT 4.10
EXHIBIT 4.11
EXHIBIT 10.3
EXHIBIT 10.4

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-103244) filed with the Securities and Exchange Commission (the “Commission”) on February 14, 2003 and Amendment No. 1 thereto filed with the Commission on April 25, 2003 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on October 27, 2003, with respect to the Registrant’s Auto Loan Backed Notes, Series 2003-D (the “Offered Notes”).

     The Offered Notes were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) and Credit Suisse First Boston LLC (“CS First Boston” and, together with Merrill, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of October 23, 2003 (the “Underwriting Agreement”) between the Registrant and Merrill, as representative of itself and CS First Boston. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.4.

     The Notes were issued pursuant to an Indenture dated as of October 1, 2003 (the “Indenture”) among Onyx Acceptance Owner Trust 2003-D (the “Trust”) and JPMorgan Chase Bank, as Indenture Trustee (the “Indenture Trustee”). A copy of the Indenture is filed herewith as Exhibit 4.9. Timely payment of interest and the ultimate repayment of principal on the Notes will be guarantied pursuant to a Financial Guaranty Insurance Policy issued by XL Capital Assurance Inc. in favor of the Indenture Trustee for the benefit of the holders of the Notes. A copy of the Policy is filed herewith as Exhibit 4.10.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Amended and Restated Trust Agreement dated as of October 30, 2003 (the “Trust Agreement”) among the Registrant, as Depositor, Chase Manhattan Bank USA, National Association, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.11.

     The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of October 1, 2003 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.3. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $136,191,832.20 (the “Initial Cut-Off Pool Balance”) as of October 1, 2003 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before October 28, 2003 (the “Subsequent Cut-Off Date”) with a total principal balance of $100,720,234.78 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Seller deposited $163,087,933.02 in a segregated trust account (the “Prefunding Account”) to be used by the Trust to acquire additional Contracts (the “Prefunding Contracts”) during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on January 28, 2004.

     Pursuant to the Backup Servicing Agreement dated as of October 30, 2003 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2003-D, XL Capital Assurance Inc. and Systems & Services Technologies, Inc. (“SST”), SST has agreed to provide certain verification and confirmation duties with respect to the servicing of the Contracts and to act as successor servicer of the Contracts in the event of the termination or resignation of the servicer under the Sale and Servicing Agreement. A copy of the Backup Servicing Agreement is filed herewith as Exhibit 10.4.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$136,191,832.20
Number of contracts	10,541
Average principal balance outstanding	$12,920.20
Average original amount financed	$16,134.89
Original amount financed (range)	$2,000.00-$65,000.00
Weighted average APR	9.69%
APR (range)	1.90% to 25.00%
Weighted average original term	60.30 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	54.60 mos.
Remaining term (range)	7 to 72 mos.

Distribution by APRs of the Initial Contracts

	Number of Initial	% of Initial	Principal	% of Initial Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 3.000%	5	0.05%	$100,114.93	0.07%
3.001% to 4.000%	285	2.70%	5,781,240.79	4.24%
4.001% to 5.000%	872	8.27%	17,320,733.87	12.72%
5.001% to 6.000%	919	8.72%	17,585,118.56	12.91%
6.001% to 7.000%	848	8.04%	15,653,071.57	11.49%
7.001% to 8.000%	767	7.28%	11,534,037.87	8.47%
8.001% to 9.000%	683	6.48%	9,474,516.86	6.96%
9.001% to 10.000%	737	6.99%	8,686,496.17	6.38%
10.001% to 11.000%	521	4.94%	5,646,122.62	4.15%
11.001% to 12.000%	561	5.32%	6,268,828.48	4.60%
12.001% to 13.000%	583	5.53%	6,021,734.73	4.42%
13.001% to 14.000%	526	4.99%	4,921,426.71	3.61%
14.001% to 15.000%	589	5.59%	5,289,565.79	3.88%
15.001% to 16.000%	695	6.59%	6,237,110.25	4.58%
16.001% to 17.000%	574	5.45%	4,750,522.91	3.49%
17.001% to 18.000%	469	4.45%	3,721,760.85	2.73%
18.001% to 19.000%	274	2.60%	2,242,731.26	1.65%
19.001% to 20.000%	225	2.13%	1,849,453.74	1.36%
20.001% to 21.000%	229	2.17%	1,723,414.50	1.27%
Over 21.000%	179	1.70%	1,383,829.74	1.02%

Totals	10,541	100.00%*	$136,191,832.20	100.00%*

*	Percentages may not add to 100% because of rounding..

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	68	0.65%	$1,119,789.85	0.82%
Arizona	430	4.08%	5,829,245.34	4.28%
California	2,590	24.57%	36,327,761.99	26.67%
Colorado	146	1.39%	1,626,616.34	1.19%
Connecticut	33	0.31%	418,999.99	0.31%
Delaware	99	0.94%	1,320,268.87	0.97%
Florida	797	7.56%	9,379,359.72	6.89%
Georgia	636	6.03%	8,146,660.75	5.98%
Idaho	62	0.59%	779,550.93	0.57%
Illinois	675	6.40%	8,052,535.76	5.91%
Indiana	124	1.18%	1,287,264.30	0.95%
Iowa	92	0.87%	1,304,844.21	0.96%
Kansas	59	0.56%	871,668.20	0.64%
Kentucky	58	0.55%	614,298.68	0.45%
Maryland	175	1.66%	2,488,303.32	1.83%
Massachusetts	182	1.73%	2,475,518.88	1.82%
Michigan	566	5.37%	6,500,568.58	4.77%
Minnesota	92	0.87%	1,317,011.21	0.97%
Mississippi	8	0.08%	123,914.15	0.09%
Missouri	241	2.29%	3,251,133.65	2.39%
Montana	16	0.15%	222,411.79	0.16%
Nebraska	29	0.28%	439,014.86	0.32%
Nevada	297	2.82%	3,816,651.87	2.80%
New Hampshire	65	0.62%	787,048.88	0.58%
New Jersey	523	4.96%	6,217,949.37	4.57%
North Carolina	464	4.40%	5,784,078.57	4.25%
Ohio	64	0.61%	879,594.11	0.65%
Oklahoma	73	0.69%	1,100,691.53	0.81%
Oregon	155	1.47%	1,769,767.92	1.30%
Pennsylvania	328	3.11%	4,183,738.90	3.07%
South Carolina	127	1.20%	1,639,090.02	1.20%
Tennessee	187	1.77%	2,290,895.49	1.68%
Texas	365	3.46%	5,134,304.20	3.77%
Utah	94	0.89%	1,351,818.38	0.99%
Virginia	430	4.08%	5,281,333.71	3.88%
Washington	188	1.78%	2,030,130.10	1.49%
West Virginia	3	0.03%	27,997.78	0.02%

Totals	10,541	100.00%*	$136,191,832.20	100.00%*

*	Percentages may not add to 100% because of rounding.

Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$100,720,234.78
Number of Contracts	6,564
Average principal balance outstanding	$15,344.34
Average original amount financed	$15,344,34
Original amount financed (range)	$2,082.80 to $75,000.00
Weighted average APR	8.71%
APR (range)	0.010% to 25.000%
Weighted average original term	60.72 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	60.55 mos.
Remaining term (range)	11 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 3.000%	6	0.09%	$130,810.86	0.13%
3.001% to 4.000%	255	3.88%	5,225,440.65	5.19%
4.001% to 5.000%	741	11.29%	14,930,873.51	14.82%
5.001% to 6.000%	815	12.42%	16,218,246.31	16.10%
6.001% to 7.000%	702	10.69%	12,730,609.79	12.64%
7.001% to 8.000%	609	9.28%	10,128,662.28	10.06%
8.001% to 9.000%	490	7.46%	7,388,871.71	7.34%
9.001% to 10.000%	486	7.40%	6,561,125.85	6.51%
10.001% to 11.000%	357	5.44%	4,570,468.88	4.54%
11.001% to 12.000%	306	4.66%	3,733,211.85	3.71%
12.001% to 13.000%	321	4.89%	3,509,354.86	3.48%
13.001% to 14.000%	272	4.14%	3,257,557.07	3.23%
14.001% to 15.000%	246	3.75%	2,797,074.88	2.78%
15.001% to 16.000%	203	3.09%	2,250,171.96	2.23%
16.001% to 17.000%	163	2.48%	1,777,673.82	1.76%
17.001% to 18.000%	158	2.41%	1,655,579.32	1.64%
18.001% to 19.000%	124	1.89%	1,203,692.43	1.20%
19.001% to 20.000%	76	1.16%	745,202.82	0.74%
20.001% to 21.000%	102	1.55%	867,913.81	0.86%
Over 21.000%	132	2.01%	1,037,692.12	1.03%

Totals	6,564	100.00%*	100,720,234.78	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	69	1.05%	1,123,343.36	1.12%
Arizona	231	3.52%	3,613,912.76	3.59%
California	1,393	21.22%	22,935,934.44	22.77%
Colorado	100	1.52%	1,385,688.74	1.38%
Connecticut	33	0.50%	442,935.81	0.44%
Delaware	56	0.85%	836,421.30	0.83%
Florida	455	6.93%	6,949,936.97	6.90%
Georgia	298	4.54%	5,094,559.86	5.06%
Idaho	46	0.70%	700,905.36	0.70%
Illinois	394	6.00%	5,782,797.17	5.74%
Indiana	48	0.73%	719,149.46	0.71%
Iowa	84	1.28%	1,161,131.74	1.15%
Kansas	58	0.88%	969,661.45	0.96%
Kentucky	31	0.47%	390,116.66	0.39%
Maryland	106	1.61%	1,866,990.75	1.85%
Massachusetts	133	2.03%	1,917,581.52	1.90%
Michigan	327	4.98%	4,794,281.44	4.76%
Minnesota	64	0.98%	939,727.48	0.93%
Mississippi	13	0.20%	203,891.45	0.20%
Missouri	175	2.67%	2,580,833.96	2.56%
Montana	21	0.32%	218,168.00	0.22%
Nebraska	16	0.24%	221,073.53	0.22%
Nevada	196	2.99%	2,770,420.20	2.75%
New Hampshire	56	0.85%	707,028.23	0.70%
New Jersey	372	5.67%	5,228,376.33	5.19%
North Carolina	306	4.66%	5,119,972.14	5.08%
Ohio	62	0.94%	823,484.50	0.82%
Oklahoma	101	1.54%	1,551,571.16	1.54%
Oregon	110	1.68%	1,543,304.84	1.53%
Pennsylvania	294	4.48%	4,093,626.06	4.06%
South Carolina	75	1.14%	1,158,409.29	1.15%
South Dakota	2	0.03%	36,443.00	0.04%
Tennessee	126	1.92%	1,754,054.25	1.74%
Texas	278	4.24%	4,619,067.71	4.59%
Utah	41	0.62%	631,672.26	0.63%
Virginia	281	4.28%	4,473,600.00	4.44%
Washington	102	1.55%	1,165,828.12	1.16%
West Virginia	11	0.17%	194,333.48	0.19%

Totals	6,564	100.00%*	100,720,234.78	100.00%*

*	Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

1.4	Underwriting Agreement dated as of October 23, 2003 by and among the Registrant and Merrill, as representative of the Underwriters

4.9	Indenture dated as of October 1, 2003 between Onyx Acceptance Owner Trust 2003-D and JPMorgan Chase Bank, as Indenture Trustee

4.10	Financial Guaranty Insurance Policy dated as of October 30, 2003 and delivered by XL Capital Assurance Inc.

4.11	Amended and Restated Trust Agreement dated as of October 1, 2003 among the Registrant, as Depositor, Chase Manhattan Bank USA, National Association, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent

10.3	Sale and Servicing Agreement dated as of October 1, 2003 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent

10.4	Backup Servicing Agreement dated as of October 30, 2003 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2003-D and XL Capital Assurance Inc. and Systems & Services Technologies, Inc.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

November 13, 2003	By:	/s/ Michael A. Krahelski

Michael A. Krahelski,
Senior Vice President

Exhibit Index

Exhibit No.	Description

1.4	Underwriting Agreement dated as of October 23, 2003 by and among the Registrant and Merrill, as representative of the Underwriters

4.9	Indenture dated as of October 1, 2003 between Onyx Acceptance Owner Trust 2003-D and JPMorgan Chase Bank, as Indenture Trustee

4.10	Financial Guaranty Insurance Policy dated as of October 30, 2003 and delivered by XL Capital Assurance Inc.

4.11	Amended and Restated Trust Agreement dated as of October 1, 2003 among the Registrant, as Depositor, Chase Manhattan Bank USA, National Association, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent

10.3	Sale and Servicing Agreement dated as of October 1, 2003 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent

10.4	Backup Servicing Agreement dated as of October 30, 2003 among the Registrant, Onyx Acceptance Corporation, JPMorgan Chase Bank, Onyx Acceptance Owner Trust 2003-D and XL Capital Assurance Inc. and Systems & Services Technologies, Inc.